


THE MAIN






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Fiscal First Quarter 2026 Results Conference Call

November 6, 2025

DISCLAIMER

Forward-Looking Statements

This presentation contains "forward-looking statements"—that is, statements related to future events within the meaning of the Private Securities Litigation Reform Act of 1995. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. Forward-looking statements often address our expected future business, financial performance, financial condition and results of operations, often contain words such as "estimates," "targets," "anticipates," "hopes," "projects," "plans," "expects," "intends," "believes," "seeks," "may," "will," "see," "should" and similar expressions and the negative versions of those words, and may be identified by the context in which they are used.

Such statements, whether expressed or implied, are based upon current expectations of LSI and speak only as of the date made. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied. Forward-looking statements include statements that address activities, events or developments that LSI expects, believes or anticipates will or may occur in the future, such as earnings estimates (including projections and guidance) and other predictions of financial performance. Forward-looking statements are based on LSI's experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond LSI's control.

These risks and uncertainties include, but are not limited, to the following: the impact of competitive products and services; product and pricing demands, and market acceptance risks; LSI's reliance on third-party manufacturers and suppliers; substantial changes to the refueling and convenience store and grocery markets; LSI's stock price volatility; potential costs associated with litigation, other proceedings and regulatory compliance; LSI's ability to develop, produce and market quality products that meet customers' needs; LSI's ability to adequately protect intellectual property; information technology security threats and computer crime; reliance on customers and partner relationships; financial difficulties experienced by customers; the cyclical and seasonal nature of our business; the adequacy of reserves and allowances for doubtful accounts; the failure of investments, acquisitions or acquired companies to achieve their plans or objectives generally; unexpected difficulties in integrating acquired businesses; the inability to effectively execute our business strategies; the ability to retain key employees, including key employees of acquired businesses; labor shortages or an increase in labor costs; changes in product mix; unfavorable economic, political, and market conditions, including interest rate fluctuations and inflation; changes in U.S. trade policy; the results of asset impairment assessments; risks related to disruptions or reductions in business operations or prospects due to international conflicts and wars, pandemics, epidemics, widespread health emergencies, or outbreaks of infectious diseases; price increases of materials; significant shortages of materials; shortages in transportation; increases in fuel prices; sudden or unexpected changes in customer creditworthiness; not recognizing all revenue or not receiving all customer payments; write-offs or impairment of capitalized costs or intangible assets in the future or restructuring costs;; and the other risk factors LSI describes from time to time in SEC filings. There may be additional risks of which we are not presently aware or that we currently believe are immaterial which could have an adverse impact on our business.

You are cautioned to not place undue reliance on these forward-looking statements. LSI does not guarantee any forward-looking statement, and actual results may differ materially from those projected. LSI undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, circumstances or otherwise. Additional descriptions of risks, uncertainties and other matters can be found in our annual reports on Form 10-K and quarterly reports on Form 10-Q that we file with the SEC and are incorporated herein by reference. Our public communications and other reports may contain forward-looking projected financial information that is based on current estimates and forecasts. Actual results could differ materially.

KEY MESSAGES

Fiscal First Quarter 2026 Results

Broad-based organic sales growth across both Lighting and Display Solutions segments

Q1F26 sales +14% y/y and +7% y/y on an organic basis; positive momentum driven by at least double-digit sales growth across most vertical markets; Refueling / C-Store and Grocery continue to lead performance

Sustained Adjusted EBITDA growth, improved margin realization

Adjusted EBITDA increased 17% y/y due to an acceleration in project activity, improved price realization and sustained cost discipline; delivered Adjusted EBITDA margin rate of 10.0%, up 30 basis points y/y

Effectively navigated fluid trade policy and tariff impact through strategic pricing, expanded procurement

Continue to deliver premium quality and functionality to customers; domestic manufacturing base supports consistent product availability; price actions serving to offset cost impact of tariffs; highest cost tariff-impacted inventory was shipped in Q1F26

Lighting revenues increased 18% on increased project activity

Capitalized on elevated large project activity, with all three Lighting brands delivering double-digit y/y sales growth; volume growth and strategic pricing supported y/y improvement, together with continued market share gains

Display Solutions revenues increased 11%, driven by elevated demand within C-Store / Refueling and Grocery verticals

Significant site release and installation activity across both larger, national and regional programs; strong contributions from JSI, with balanced growth between refrigerated and non-refrigerated products, and Canada's Best

Executing on *Fast Forward* value creation initiative

Executing on vertical market strategy through solutions-based vertical market strategy; focused on organic volume growth, price discipline and improved cost efficiency – together with opportunistic acquisitions; on pace to achieve FY28 financial targets

Broad-Based Organic Growth Across Vertical Markets Supported by Increased Project Volumes and Strategic Pricing

CONSOLIDATED FINANCIAL RESULTS

Broad-Based Growth Across Vertical Markets

Double-digit growth in both reportable segments. Delivered y/y revenue growth across key vertical markets. Includes incremental impact of Canada's Best acquisition

Improved Margin Realization and Profitability

Q1F26 adjusted operating margin +40 bps y/y; adjusted net income +23% y/y; adjusted EBITDA margin 10% in disruptive material cost environment

Elevated Project Volumes, Strategic Pricing, Cost Discipline

Refueling / C-Store, Grocery, Automotive, C&I driving growth; strategic pricing offsetting tariff impact; targeted cost reductions to enhance operational efficiency



Total Net Sales ($M)
$138.1
$157.2
Q1FY25
Q1FY26



Operating Income ($M)
8.6%
9.0%
$9.1
$11.9
$11.0
$14.1
Q1FY25
Q1FY26
Reported Operating Income
Adjusted Operating Income
% Sales



Net Income ($M)
5.8%
6.2%
$6.7
$8.0
$7.3
$9.7
Q1FY25
Q1FY26
Reported Net Income
Adjusted Net Income
% Sales



Non-GAAP Adjusted EBITDA ($M)
9.7%
9.9%
$13.4
$15.6
Q1FY25
Q1FY26
% Sales

DISPLAY SOLUTIONS SEGMENT UPDATE

Large National Programs Supporting Project Activity

Refueling / C-Store supported by sustained large national programs with oil majors; JSI growth balanced between refrigerated and non-refrigerated; near-term softness in QSR

Strong Revenue Growth, Stable Margin Capture

Segment revenue +11% y/y, while Adjusted EBITDA margins improved 140 bps sequentially; JSI and Canada's Best positively contributing to margin realization

Solid Performance, Despite Elevated PY Comparison

Excluding Canada's Best, Display Solutions delivered flat y/y organic revenue growth; comps challenged due to high volume of PY Refueling / C-Store programs

Display Solutions Segment Sales ($M)



$79.7
$88.2
Q1FY25
Q1FY26

Display Solutions Segment Adj. Gross Margin ($M)



19.0%
19.3%
$15.1
$17.0
Q1FY25
Q1FY26
% Sales

Display Solutions Segment Adj. Op. Income ($M)



11.1%
11.0%
$8.9
$9.7
Q1FY25
Q1FY26
% Sales

Display Solutions Segment Adjusted EBITDA ($M)



12.2%
12.0%
$9.7
$10.6
Q1FY25
Q1FY26
% Sales

LIGHTING SEGMENT UPDATE

Executed On High Backlog Entering Q1F26

Lighting sales increased 18% y/y, driven by organic double-digit growth across all three lighting brands

Higher Volume And Pricing Actions Supported Results

Higher project activity, diligent focus on pricing helped offset material cost inflation resulting from tariff impact; gross margin rate +170 bps y/y in Q1F26

Completed Cycle-Out Of Higher Cost Tariff-Impacted Inventory

Higher-cost inventory was fully consumed in Q1F26; while some tariff impact is expected to remain, cost reduction actions will help to offset this impact

Lighting Segment Sales ($M)


$58.4
$69.1
Q1FY25
Q1FY26

Lighting Segment Adj. Gross Margin ($M)


31.9%
35.6%
$18.7
$23.2
Q1FY25
Q1FY26
% Sales

Lighting Segment Adj. Operating Income ($M)


11.1%
13.4%
$6.5
$9.3
Q1FY25
Q1FY26
% Sales

Lighting Segment Adjusted EBITDA ($M)


12.1%
14.4%
$7.1
$9.9
Q1FY25
Q1FY26
% Sales

WORKING CAPITAL UPDATE

Working Capital Increased $16 Million Y/Y In Q1F26

Working capital increase due to higher AR levels and increased on-hand cash balance

AR increase driven by timing of sales activity, and delayed billing for several larger projects within display solutions segment (unintentional, customer changed billing address). Will recover in Q2

Inventories Remain At Normal Levels, Adjusting For Canada's Best Acquisition

Inventory levels near flat sequentially and higher y/y due to acquisition of Canada's Best during Q3FY25. Effectively managing inconsistent raw material and component supply availability

Total Working Capital ($M)


$86.8
$84.9
$96.3
$96.8
$112.4
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26

Net Accounts Receivable ($M)


$80.7
$81.3
$98.0
$104.3
$114.8
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26

Total Inventory ($M)


$71.3
$69.4
$74.5
$79.8
$78.9
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26

BALANCE SHEET UPDATE

Upsized, Extended Term Of Credit Facility

Amended the existing credit facility as we approached one year from expiration date . Upsized secured revolving LOC to $125 million; extended term to September 2030

Expect Return To Positive FCF Generation In Q2F26

Timing of accounts receivable on large customer projects resulted in slight negative FCF in Q1F26; anticipate a return to positive FCF in Q2F26

Net Leverage Of 0.8x, More Than $80 Million Of Cash & Liquidity To Support Growth

After investing $20+ million to acquire Canada's Best during Q3F25, net leverage remains flat y/y at 0.8x; LSI has ample financial flexibility to support additional organic / inorganic growth

Credit Facility Capacity ($M)(1)



Prior Capacity
$100 Million
New Capacity
$125 Million
$75
$25
$125
Old
New
Term Loan Capacity
Secured Revolving Line of Credit

TTM Free Cash Flow ($M)(1)



$39.9
$41.4
$35.0
$34.6
$22.9
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26

Net Debt Outstanding ($M)(2)



$40.7
Net Leverage 0.8x
$33.5
Net Leverage 0.6x
$51.1
Net Leverage 1.0x
Acquired Canada's Best for $26 Million Cash
$45.1
Net Leverage 0.8x
$43.5
Net Leverage 0.8x
Q1FY25
Q2FY25
Q3FY25
Q4FY25
Q1FY26

(1) Free cash flow (FCF) defined as cash flow from operating activities less capital expenditures
(2) Net leverage defined as net debt divided by trailing 12-month Adjusted EBITDA


Exxon
Exxon
Synergy
Synergy

APPENDIX

STATEMENT ON NON-GAAP FINANCIAL MEASURES

This presentation includes adjustments to GAAP gross margin, operating income, net income, and earnings per share for the periods ending September 30, 2024, and September 30, 2025. Gross Margin, operating income, net income, and earnings per share, which exclude the impact of long-term performance-based compensation, severance costs, restructuring costs, lease expense on the step-up basis of acquired leases, the amortization expense of acquired intangible assets, consulting expenses supporting commercial growth initiatives, and acquisition costs are non-GAAP financial measures. We believe these non-GAAP measures will provide increased transparency to our core operating performance of the business. Also included in this presentation are non-GAAP financial measures, including Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA and Adjusted EBITDA), Free Cash Flow, Organic Sales Growth, and Net Debt. We believe that these are useful as supplemental measures in assessing the operating performance of our business. These measures are used by our management, including our chief operating decision maker, to evaluate business results and are frequently referenced by those who follow the Company. These non-GAAP measures may be different from non-GAAP measures used by other companies. In addition, the non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all amounts associated with our results as determined in accordance with U.S. GAAP. Therefore, these measures should be used only to evaluate our results in conjunction with corresponding GAAP measures. Below is a reconciliation of these non-GAAP measures to the net income and earnings per share reported for the periods indicated, along with the calculation of EBITDA, Adjusted EBITDA, Free Cash Flow, Organic Sales Growth, and Net Debt.

NON-GAAP RECONCILIATION

Reconciliation of Reported Gross Margin to Adjusted Gross Margin

LSI Industries	**Q1 2025**	**Q1 2026**
Net Sales	138,095	157,249
Gross Margin	33,647	40,277
Lease expense on the step-up basis of acquired leases	67	68
Severance costs/Restructuring costs	39	(135)
Adjusted Gross Margin	**33,753**	**40,210**
Adjusted Gross Margin %	24.4%	25.6%

Lighting Segment	**Q1 2025**	**Q1 2026**
Net Sales	58,437	69,054
Gross Margin	18,626	23,182
Severance costs/Restructuring costs	37	1
Adjusted Gross Margin	**18,663**	**23,183**
Adjusted Gross Margin %	**31.9%**	**33.6%**

Display Solutions Segment	**Q1 2025**	**Q1 2026**
Net Sales	79,658	88,195
Gross Margin	15,030	17,095
Lease expense on the step-up basis of acquired leases	67	68
Severance costs/Restructuring costs	1	(137)
Adjusted Gross Margin	**15,098**	**17,026**
Adjusted Gross Margin %	**19.0%**	**19.3%**

NON-GAAP RECONCOLIATION

Reconciliation of Reported Operating Income to Adjusted Operating Income

LSI Industries	Q1 2025	Q1 2026
Net Sales	138,095	157,249
Operating Income	9,131	10,972
Acquisition Costs	48	220
Amortization expense of acquired intangible assets	1,408	1,554
Lease expense on the step-up basis of acquired leases	67	68
Severance costs/Restructuring costs	60	(71)
Long-term performance based compensation	1,184	1,282
Adjusted Operating Income	11,898	14,025
Adjusted Operating %	8.6%	8.9%
Depreciation expense	1,532	1,587
Adjusted EBITDA	13,430	15,612
Adjusted EBITDA %	9.7%	9.9%

Lighting Segment	Q1 2025	Q1 2026
Net Sales	58,437	69,054
Operating Income	5,759	8,549
Amortization expense of acquired intangible assets	603	603
Severance costs/Restructuring costs	60	1
Long-term performance based compensation	69	126
Adjusted Operating Income	6,491	9,279
Adjusted Operating %	11.1%	13.4%
Depreciation expense	609	658
Adjusted EBITDA	7,100	9,937
Adjusted EBITDA %	12.1%	14.4%

Display Solutions Segment	Q1 2025	Q1 2026
Net Sales	79,658	88,195
Operating Income	7,700	8,591
Amortization expense of acquired intangible assets	805	951
Lease expense on the step-up basis of acquired leases	67	68
Severance costs/Restructuring costs	1	(90)
Long-term performance based compensation	285	216
Adjusted Operating Income	8,858	9,736
Adjusted Operating %	11.1%	11.0%
Depreciation expense	831	832
Adjusted EBITDA	9,689	10,568
Adjusted EBITDA %	12.2%	12.0%

Effective in the first quarter of fiscal 2025, LSI will include the amortization expense related to acquired intangible assets as an add-back to its non-GAAP reconciliation. Prior quarter non-GAAP reconciliations have been adjusted accordingly.

NON-GAAP RECONCILIATION

Reconciliation of Reported Net Income to Adjusted Net Income

LSI Industries	Q1 2025	Q1 2026
Net Income Reported	**$ 6,682**	**$ 7,264**
Income tax	1,635	2,431
Interest expense, net	875	747
Other expense (income)	(61)	530
Operating Income as Reported	**9,131**	**10,972**
Depreciation and amortization	2,940	3,200
EBITDA	**$ 12,071**	**$ 14,172**
Acquisition Costs	48	220
Lease expense on the step-up basis of acquired leases	67	68
Severance costs/Restructuring costs	60	(71)
Long-term performance based compensation	1,184	1,282
Adjusted EBITDA	**$ 13,430**	**$ 15,671**
Adjusted EBITDA as a percentage of Sales	**9.7%**	**10.0%**

Effective in the first quarter of fiscal 2025, LSI will include the amortization expense related to acquired intangible assets as an add-back to its non-GAAP reconciliation. Prior quarter non-GAAP reconciliations have been adjusted accordingly.

NON-GAAP RECONCILIATION

Reconciliation of Cash Flow from Operations to Free Cash Flow

Free Cash Flow	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026
Cash flow from operations	$ 11,846	$ 9,891	$ 6,882	$ 9,499	$ 675
Less: Capital expenditures	$ (759)	$ (1,066)	$ (690)	$ (950)	$ (967)
Free cash flow	$ 11,087	$ 8,825	$ 6,192	$ 8,549	$ (292)

Net Debt Outstanding and Leverage Ratio	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026
Total debt	47,689	38,186	55,360	48,557	50,676
Less: cash	(6,969)	(4,712)	(4,301)	(3,457)	(7,143)
Net debt	$ 40,720	$ 33,474	$ 51,059	$ 45,100	$ 43,533
Adjusted EBITDA - trailing twelve months	$ 50,321	$ 52,006	$ 52,024	$ 54,982	$ 57,308
Net leverage ratio	0.8	0.6	1.0	0.8	0.8

NON-GAAP RECONCOLIATION

Organic Vs. Inorganic Sales Growth

Organic compared to Inorganic Sales	Q1 2026	Q1 2025	% Variance
Lighting Segment	**$ 69,053**	**$ 58,437**	**18%**
Display Solutions Segment			
- Comparable Display Solutions Sales	79,277	79,658	-
- Canada's Best	8,919	-	
Total Diplay Solutions Sales	**$ 88,196**	**$ 79,658**	**11%**
Total net sales	**$ 157,249**	**$ 138,095**	**14%**
Less:			
Canada's Best Holdings	8,919	-	-
Total organic net sales	**$ 148,330**	**$ 138,095**	**7%**


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Please Contact 720.778.2415

Thank you,

LSI Investor Relations